UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
February 15, 2012

Blue Dolphin Energy Company

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-15905 (Commission File Number)	73-1268729 (IRS Employer Identification No.)

801 Travis Street, Suite 2100
Houston, TX 77002
(Address of principal executive office and zip code)

(713) 568-4725
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[    ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously reported on July 22, 2011, Blue Dolphin Energy Company (“Blue Dolphin”) entered into a Purchase and Sale Agreement (the “PSA”) with Lazarus Energy Holdings, LLC, a Delaware limited liability company (“LEH”) and LEH’s wholly-owned subsidiaries (the “Lazarus Entities”) to acquire one hundred percent (100%) of the issued and outstanding membership interests of Lazarus Energy, LLC, a Delaware limited liability company (“LE”). LE’s primary asset is the 56-acre Nixon Crude Oil Processing Facility. On February 15, 2012, Blue Dolphin acquired LE and issued, in reliance on the exemption provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), 8,393,560 shares of common stock, par value $0.01 per share (the “Common Stock”), subject to anti-dilution adjustments, to LEH as consideration for LE (the “Original BDEC Shares”). Additionally, on  February 21, 2012, pursuant to the anti-dilution provisions contained in the PSA, and in reliance on the  exemption provided by Section 4(2) of the Securities Act, Blue Dolphin issued 32,896 shares of Common  Stock to LEH (the “Anti-Dilution Shares” and together with the Original BDEC Shares, the “BDEC  Shares”).  As a result of Blue Dolphin’s issuance of the BDEC Shares, LEH owns eighty percent (80%) of Blue Dolphin’s issued and outstanding Common Stock. The issuance of the BDEC Shares to LEH resulted in a change in control of Blue Dolphin. Further, pursuant to the terms of the PSA, the composition of Blue Dolphin’s Board of Directors and management changed. The changes in Blue Dolphin’s Board of Directors and management are outlined in Item 5.02 of this report.

Other than the PSA and any ancillary related agreements, there is no material relationship between Blue Dolphin, LEH and the Lazarus Entities.

The foregoing description of the PSA and the transactions contemplated thereby (the “Acquisition”) does not purport to be complete and is subject to, and qualified by, reference to the PSA.  A copy of the PSA was attached as Exhibit 10.1 to Blue Dolphin’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 22, 2011 and is incorporated herein by reference.

Item 3.02	Unregistered Sale of Equity Securities.

Please see the disclosures set forth under Item 2.01 above with respect to Blue Dolphin’s issuance of the BDEC shares.

Item 5.01	Change in Control of Registrant.

Please see the disclosures set forth under Item 2.01 above with respect to Blue Dolphin’s issuance of the BDEC Shares and the resulting change of control of Blue Dolphin.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignations

In connection with the Acquisition, Harris A. Kaffie resigned as a director of Blue Dolphin effective February 15, 2012.  Mr. Kaffie had served on the Audit Committee and Compensation Committee of Blue Dolphin’s Board of Directors.  Further, in connection with the Acquisition, Erik Ostbye resigned as a director of Blue Dolphin effective February 15, 2012.  Mr. Ostbye had served on the Audit Committee of Blue Dolphin’s Board of Directors.

In addition, in connection with the Acquisition, Ivar Siem resigned as Chief Executive Officer, President and Secretary of Blue Dolphin effective February 15, 2012.  Mr. Siem was also serving as Blue Dolphin’s Principal Executive Officer at the time of his resignation.  Mr. Siem will remain as the Chairman of Blue Dolphin’s Board of Directors.

Appointments

Effective February 15, 2012, Jonathan P. Carroll, 50, assumed the role of Chief Executive Officer and President of Blue Dolphin.  Mr. Carroll will serve as Blue Dolphin’s Principal Executive Officer.  Mr. Carroll has been the managing member of LEH since 2006.  Prior to that Mr. Carroll was a Principal at Carroll and Company Capital Management from 1996 to 2006.  Mr. Carroll has more than twenty-one (21) years of oil and gas experience in refining, distribution and marketing, as well as more than twenty-eight (28) years of experience in capital management and investments.  He earned a Bachelor of Arts in Human Biology and a Bachelor of Arts in Economics from Stanford University.

There is no employment agreement between Mr. Carroll and Blue Dolphin.  Other than the PSA, there is no arrangement between Mr. Carroll and any other person pursuant to which he was selected as an officer of Blue Dolphin.  There is no family relationship between Mr. Carroll and any of Blue Dolphin’s directors or executive officers.  There have been no transactions or any currently proposed transactions in which Mr. Carroll was or is to be a participant in which Mr. Carroll had or will have a direct or indirect material interest other than Mr. Carroll’s compensation from Blue Dolphin.

 Effective February 15, 2012, Blue Dolphin’s Board of Directors made the following appointments to the Board of Directors:

Haag Sherman, 46 – Mr. Sherman authored the book Shattering Orthodoxies:  An Economic and Foreign Policy Blueprint for America. He graduated cum laude with a Bachelor of Business Administration in Accounting from Baylor University and earned an honors Juris Doctorate from the University of Texas School of Law.  He is also a Certified Public Accountant and a member of the State Bar of Texas.  Mr. Sherman serves on the Advisory Board of Baylor University’s Hankamer School of Business and sits on the Board of Directors of Plains Capital Bank, where he serves as Chairman of the Compensation Committee and as a member of the Audit Committee.

Herbert N. Whitney, 71 – Mr. Whitney has more than forty-three (43) years of experience in pipeline operations, crude oil supply, product supply, distribution and trading, as well as marine operations and logistics having served in various general manager positions at CITGO Petroleum Corporation.  He earned his Bachelor of Science in Civil Engineering from Kansas State University.  Mr. Whitney serves on the Board of Directors of Blackwater Midstream Corporation, as well as the Advisory Board of Sheetz, Inc.

There is no arrangement pursuant to which Messrs. Sherman and Whitney have agreed to serve on Blue Dolphin’s Board of Directors.  There is no family relationship between Messrs. Sherman and Whitney and any of Blue Dolphin’s directors or executive officers.  There have been no transactions or any currently proposed transactions in which Messrs. Sherman and Whitney were or are to be a participant in which Messrs. Sherman and Whitney have or will have a direct or indirect material interest.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of business acquired.

The audited consolidated financial statements of LE for the year ended December 31, 2010 and LE’s unaudited financial statements for the nine months ended September 30, 2011 are incorporated by reference from the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission by Blue Dolphin on December 28, 2011.

(b)	Pro forma financial information.

The unaudited pro forma combined financial information of Blue Dolphin and LE for the year ended December 31, 2010 and for the nine months ended September 30, 2011, is incorporated by reference from the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission by Blue Dolphin on December 28, 2011.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

10.1
Purchase and Sale Agreement dated July 12, 2011 by and among Blue Dolphin Energy Company, Lazarus Energy Holdings, LLC, Lazarus Louisiana Refinery II, LLC, Lazarus Texas Refinery II, LLC, Lazarus Environmental, LLC, Lazarus Energy, LLC and Lazarus Energy Development, LLC (incorporated by reference to Exhibit 10.1 filed in connection with the Form 8-K of Blue Dolphin Energy Company under the Securities and Exchange Act of 1934, dated July 22, 2011).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           February 21, 2012

Blue Dolphin Energy Company

/s/THOMAS J. MCREYNOLDS, JR.
Thomas J. McReynolds, Jr. Senior Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

Exhibit Index

10.1
Purchase and Sale Agreement dated July 12, 2011 by and among Blue Dolphin Energy Company, Lazarus Energy Holdings, LLC, Lazarus Louisiana Refinery II, LLC, Lazarus Texas Refinery II, LLC, Lazarus Environmental, LLC, Lazarus Energy, LLC and Lazarus Energy Development, LLC (incorporated by reference to Exhibit 10.1 filed in connection with the Form 8-K of Blue Dolphin Energy Company under the Securities and Exchange Act of 1934, dated July 22, 2011).